UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2026

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 N. Pima Road	85250
Scottsdale, Arizona
(Address of principal executive offices)	(Zip Code)

(602) 244-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Merger

As previously announced, on June 25, 2026, ON Semiconductor Corporation (“onsemi”), a Delaware corporation, Sonic Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of onsemi (“Merger Sub”), and Synaptics Incorporated, a Delaware corporation (“Synaptics”), entered into an Agreement and Plan of Reorganization, providing for the acquisition of Synaptics by onsemi. On October 1, 2026, onsemi, Synaptics and Merger Sub entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”). The Amended Merger Agreement amends and restates in its entirety the Agreement and Plan of Reorganization. Pursuant to the terms and subject to the conditions set forth in the Amended Merger Agreement, Merger Sub will merge with and into Synaptics (the “Merger”), with Synaptics surviving the Merger as a wholly owned subsidiary of onsemi. Capitalized terms used but not defined herein have the meanings set forth in the Amended Merger Agreement.

The Amended Merger Agreement was entered into following Synaptics’ receipt of an unsolicited Acquisition Proposal from a third party, referred to as “Party A” in onsemi’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on August 21, 2026 (the “Registration Statement”). The boards of directors of each of onsemi and Synaptics have unanimously approved the Amended Merger Agreement, including the Merger and the other transactions contemplated thereby, and have each unanimously determined that the revised transaction provided in the Amended Merger Agreement is in the best interests of their company and its respective stockholders.

Merger Consideration

The Amended Merger Agreement revises the merger consideration to $123 per share in cash, without interest (the “Merger Consideration”). At the effective time of the Merger (the “Effective Time”), each share of Synaptics common stock issued and outstanding immediately prior to the Effective Time, other than certain limited exceptions including Dissenting Shares, will be converted into the right to receive the per-share Merger Consideration. Holders of Synaptics common stock who have not voted in favor of the Merger and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware will be entitled to seek appraisal of their shares.

The Merger is no longer structured as a reorganization under Section 368 of the Internal Revenue Code. Separately, in light of the revised transaction, onsemi intends to withdraw the Registration Statement.

Treatment of Synaptics Equity Awards

Under the Amended Merger Agreement, each Synaptics restricted stock unit award, Synaptics performance stock unit award and Synaptics market stock unit award will be subject to the same provisions applicable thereto under the parties’ Agreement and Plan of Reorganization effective prior to entry into the Amended Merger Agreement, except that (1) the number of shares of onsemi common stock subject to each assumed and converted Synaptics restricted stock unit award, performance stock unit award and market stock unit award will be determined by multiplying the number of shares of Synaptics common stock underlying that award by a Conversion Ratio (as defined below)  and (2) each share of Synaptics common stock underlying Synaptics awards that (A) are vested but not yet settled as of immediately prior to the Effective Time, (B) by their terms become vested in connection with the closing of the transactions contemplated by the Amended Merger Agreement or (C) are held by a non-employee member of the Synaptics board of directors as of immediately prior to the Effective Time will be cancelled in exchange for payment of the Merger Consideration.

The “Conversion Ratio” means the quotient, rounded to the fourth decimal place, of the per-share Merger Consideration divided by the average of the volume-weighted average trading prices per share of onsemi Common Stock on Nasdaq for each of the five consecutive trading days ending on and including the trading day that is three trading days prior to the date of the Effective Time.

Governance

The Amended Merger Agreement removes the requirement that onsemi appoint a member of the Synaptics board of directors to the onsemi board of directors as of the Effective Time.

Synaptics Stockholders’ Meeting

Under the Amended Merger Agreement, Synaptics will prepare, in consultation with onsemi, and file a preliminary proxy statement within 10 days after the date of the Amended Merger Agreement, and will cause the definitive proxy statement to be mailed to its stockholders as promptly as practicable. Within 30 days after Synaptics learns that the proxy statement will not be reviewed or that the SEC staff has no further comments thereon, Synaptics will hold a meeting of its stockholders to vote on the adoption of the Amended Merger Agreement.

Closing Conditions

Consistent with the revised Merger Consideration, the Amended Merger Agreement eliminates certain closing conditions, including (1) the effectiveness of the Registration Statement, (2) the approval for listing on Nasdaq of shares of onsemi Common Stock, (3) the absence of a continuing material adverse effect with respect to onsemi, and (4) the receipt by each party of closing tax opinions.

Financing

In connection with the Amended Merger Agreement, onsemi entered into a commitment letter, dated as of October 1, 2026, between onsemi and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) (the “Commitment Letter”), pursuant to which Morgan Stanley has agreed to provide, subject to satisfaction of customary closing conditions, up to $2,450,000,000 of senior secured term loan for the purpose of funding a portion of the Merger Consideration, and paying fees, costs and expenses in connection with the Merger. The receipt of financing by onsemi is not a condition to onsemi’s obligation to consummate the Merger. The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the Amended Merger Agreement, Synaptics is required to use reasonable best efforts to provide onsemi with customary cooperation in connection with the financing.

Other Terms of the Amended Merger Agreement

Consistent with the revised Merger Consideration, certain covenants regarding the conduct of onsemi’s businesses were removed.

Except as set forth above, the material terms of the Amended Merger Agreement are substantially the same as the terms of the Agreement and Plan of Reorganization prior to making such amendments, which was previously filed as Exhibit 2.1 to onsemi’s Current Report on Form 8-K filed with the SEC on June 25, 2026.

The foregoing description of the Amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference. A copy of the Amended Merger Agreement has been included to provide onsemi stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about onsemi, Synaptics, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Amended Merger Agreement have been made solely for purposes of the Amended Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Amended Merger Agreement; are not intended as statements of fact to be relied upon by onsemi stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Amended Merger Agreement, which disclosures are not reflected in the Amended Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by onsemi stockholders or other security holders. onsemi stockholders and other security holders are not third-party beneficiaries under the Amended Merger Agreement (except under limited circumstances as set forth in the Amended Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of onsemi, Synaptics, Merger Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amended Merger Agreement, which subsequent information may or may not be fully reflected in onsemi’s public disclosures. onsemi acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading. The Amended Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Amended Merger Agreement, the Merger, onsemi, Synaptics, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement that Synaptics will file, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that onsemi will make with the SEC.

Item 8.01	Other Events.

On October 1, 2026, onsemi issued a press release announcing the execution of the Amended Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication relates to onsemi’s proposed acquisition of Synaptics and includes “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of onsemi. Forward-looking statements can often be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will,” or “would,” or similar expressions or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on onsemi’s current expectations, forecasts, estimates and assumptions, all of which are subject to change, and involve risks and uncertainties, which, along with other factors, could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts the current plans and operations of onsemi, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; the ability of onsemi to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; legislative, regulatory and economic developments; and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as onsemi’s response to any of the aforementioned factors. Certain additional factors that could affect onsemi’s future results or events are described under Part I, Item 1A “Risk Factors” in the 2025 Annual Report on Form 10-K filed with the SEC on February 9, 2026 (the “2025 Form 10-K”) and from time to time in onsemi’s other SEC reports. Readers are cautioned not to place undue reliance on forward-looking statements. onsemi assumes no obligation to update such information, which speaks only as of the date made, except as may be required by law. Investing in onsemi’s securities involves a high degree of risk and uncertainty, and you should carefully consider the trends, risks and uncertainties described in this document, the 2025 Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to onsemi’s securities. If any of these trends, risks or uncertainties actually occurs or continues, onsemi’s business, financial condition or operating results could be materially adversely affected, the trading prices of onsemi’s securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to onsemi or persons acting on onsemi’s behalf are expressly qualified in their entirety by this cautionary statement.

Important Additional Information about the Transaction and Where To Find It

The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, Synaptics will file with the SEC a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synaptics will send the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. Synaptics also plans to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document which Synaptics may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement, preliminary proxy statement and other documents filed with the SEC by Synaptics on Synaptics Investor Relations at https://investor.synaptics.com/.

Participants in the Solicitation

Synaptics, onsemi, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay-Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 15, 2026. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”.  Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced proxy statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of October 1, 2026, by and among ON Semiconductor Corporation, Sonic Acquisition Corp. and Synaptics Incorporated.
10.1	$2,450,000,000 Senior Secured Term Loan Facilities Commitment Letter, dated as of October 1, 2026, by and between ON Semiconductor Corporation and Morgan Stanley Senior Funding, Inc.
99.1	Press Release, dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON Semiconductor Corporation

October 1, 2026	By:	/s/ Paul Dutton
	Name:	Paul Dutton
	Title:	Senior Vice President, Chief Legal Officer and Secretary